IEC Electronics

Investor Presentation

January 2016

Trusted Ingenuity. Proven Reliability.℠

Safe Harbor Statement

This presentation contains certain statements that are, or may be deemed to be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and are made in reliance upon the protections provided by such Act for forward-looking statements. These forward-looking statements (such as when the Company describes what it "believes", "expects", or "anticipates" will occur, and other similar statements) include, but are not limited to, statements regarding future sales and operating results, future prospects, the capabilities and capacities of business operations, any financial or other guidance and all statements that are not based on historical fact, but rather reflect the Company's current expectations concerning future results and events. The ultimate correctness of these forward-looking statements is dependent upon a number of risks and events and is subject to uncertainties and other factors that may cause the Company's actual results, performance or achievements to be different from any future results, performance or achievements expressed or implied by these statements.

The following important factors could affect future results and events, causing those results and events to differ materially from those views expressed or implied in the Company's forward-looking statements: the success of strategic initiatives aimed at driving the Company's turnaround; the success of the Company's efforts to enhance its core business; the Company's ability to successfully remediate material weaknesses in the Company's internal controls; litigation and governmental investigations or proceedings arising out of or relating to accounting and financial reporting matters; business conditions and growth or contraction in the Company's customers' industries, the electronic manufacturing services industry and the general economy; variability of the Company's operating results; the Company's ability to control its material, labor and other costs; the Company's ability to manage its assets, including inventory; the Company's dependence on a limited number of major customers; the potential consolidation of the Company's customer base; availability of component supplies; dependence on certain industries; variability and timing of customer requirements; technological, engineering and other start-up issues related to new programs and products, uncertainties as to availability and timing of governmental funding for the Company's customers; the impact of government regulations, including FDA regulations; the types and mix of sales to the Company's customers; the Company's ability to assimilate acquired businesses and to achieve the anticipated benefits of such acquisitions; unforeseen product failures and the potential product liability claims that may be associated with such failures; the availability of capital and other economic, business and competitive factors affecting the Company's customers, its industry and business generally; failure or breach of the Company's information technology systems; and natural disasters. Any one or more of these risks and uncertainties could cause future results or events to differ materially from those expressed or implied in these forward-looking statements. For a further list and description of risks, relevant factors and uncertainties that could cause future results or events to differ materially from those expressed or implied in these forward-looking statements, see the "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections in the Company's most recent Annual Report on Form 10-K and the Company's subsequently filed Securities and Exchange Commission reports.

Except as otherwise required by law, the Company undertakes no obligation to publicly update or correct any forward-looking statements, whether as a result of new information, future events, or otherwise. All forward-looking statements are expressly qualified by these cautionary statements

Investment Considerations

Attractive Niche

- 2014 EMS Market: $1.4T; projected 6.3% CAGR over next 5 years*
- Mission critical and Life-saving products in growing market sectors*
  - Medical $60B TAM, 7.0% CAGR
  - Industrial $42B TAM, 6.5% CAGR
  - Military $54B TAM, 5.5% CAGR
- Proven performance with Marquee Blue Chip customers
  - Solve complex technical challenges
  - Simplify supply chain

US Manufacturing

- Near-shoring trends occurring
  - Intellectual property protection
  - Supply chain risk reduction
  - Lower transportation costs
  - Higher quality & performance
  - Innovative technical solutions
- Defense industry requirements for domestic manufacturing
- Highly responsive to volatile end market demand

Turnaround Underway

- New Leadership
  - New CEO/Board in February 2015 after successful proxy contest
  - New CEO has proven track record at IEC
- Improved Financial Performance 4Q15
  - Organic revenue growth of 7.4%
  - Gross profit improvement of 39% YoY

*Projected CAGR 2014-2019
Source: New Venture Research Corp.

Company Overview

Electronic Manufacturing Solutions for
Life-Saving and Mission Critical Products

Specialize in Complex Electronics and Highly Configurable Full System Assemblies

- Critical applications where field failure is not an option

Unique Set of Advanced Technical Capabilities to Solve Technical Challenges

- On-site Analytical Testing Labs
- Integrated Manufacturing Services Customized for Full System Assembly






Proven Management Executing Turnaround

IEC Electronics



Revenue
(millions)
$300
$250
$200
$150
$100
$50
$0
1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015
Jeff Schlarbaum Tenure as EVP & President
Jeff Schlarbaum Returns as CEO
$127M
$36
$34
$32
$30
$28
1Q15 2Q15 3Q15 4Q15
$34M



Gross Margin
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015
Jeff Schlarbaum Tenure as EVP & President
Jeff Schlarbaum Returns as CEO
12.8%
20%
15%
10%
5%
0%
1Q15 2Q15 3Q15 4Q15
15.3%

Returned to Profitability in 4Q15

Note: Results from continuing operations excludes revenues of Southern California Braiding divested July 2015

Entering New Phase of Improved Performance

Jeffrey T. Schlarbaum: EVP/ President of IEC

32% CAGR

We Are Here

2005 - 2008	2008 – 2012	2013 - 2014	2015 - Beyond
Stabilize	Growth	Obstacles to Growth	Turnaround & Growth

2005 - 2008: Stabilize

- Initial turnaround commenced
- Returned to profitability
- Reestablished growth

2008 – 2012: Growth

- Strong organic growth
- Four niche acquisitions
- Significantly broadened capabilities

2013 - 2014: Obstacles to Growth

- Poor integration of prior acquisitions
- Financial restatements
- Goodwill impairment

2015 - Beyond: Turnaround & Growth

- New Leadership
  - Schlarbaum returns as President & CEO
- Re-focus on core business
  - Divesting underperforming operation
- Driving sustained growth and profitability

Fully Integrated Manufacturing Partner

Critical to function performance

- Compliance testing for highly regulated industries

Custom configuration of assembly of complex products

- Logistics and fulfillment directly to the end customer
- Supporting the entire product lifecycle



Design & Test Development
Analysis & Testing Lab
Electronics Manufacturing
Interconnect Solutions
Precision Metalworking
Full System Assembly
ELECTRONIC MANUFACTURING SOLUTIONS

On site analytical & testing lab

- Complex failure analysis
- Counterfeit component detection

Internal fabrication of critical manufacturing commodities

- Printed Circuit Board Assemblies
- Cable and Wire Harness
- Precision Metalworking
- Full System Assemblies

Integrated Model Creates High Competitive Barriers To Entry and Particularly High Switching Costs

Shifting Revenue Mix

% of Sales by Sector

Year Ended September 30, 2014



Communications/Other
6%
Industrial
28%
Aerospace & Defense
43%
Medical
23%

Year Ended September 30, 2015



Communications/Other
2%
Industrial
26%
Aerospace & Defense
38%
Medical
34%

Strategic Shift Towards More Balanced Revenue Composition; Increased Percentage of Revenue from High Growth Medical Vertical

Note: Sales from continuing operations excludes revenues of Southern California Braiding divested July 2015

100% U.S.-Based; Key Differentiator



Rochester, NY
Newark, NY
Albuquerque, NM
Locations of IEC Current Customers
IEC Manufacturing Locations

Importance of U.S. Location

1. Regulatory compliance
2. IP controls
3. Higher quality production
4. Return to near-shoring
5. Reduced supply chain risk

Sample Key Customers:

GE, Baxter, Lockheed Martin

Critical to DoD and Others Not Eligible for Offshore Production; National Reach and Complex Capabilities Create Long-term Relationships

High-Margin Focus in Highly Regulated Markets



Consumer, Computing, Communications, Auto
Medical, Industrial, Aerospace & Defense
20%
13%
6%
Gross Margin (TTM)*
Ducommun
sparton
IEC Electronics
Nortech Systems
SIGMATRON INTERNATIONAL
PLEXUS
smtc
JABIL
Benchmark electronics
SANMINA
KeyTronicEMS
Celestica
FLEXTRONICS GLOBAL SERVICES
High Concentration
Mixed Portfolio
High Concentration
Portfolio Mix

*Source: Yahoo Finance as of December 2015

New Leadership



Jeffrey T. Schlarbaum
President & Chief Executive Officer

- IEC Senior Leader from 2005 to 2013
- Executive Management roles at Plexus Corp. and Seagate Technologies



Michael T. Williams
Chief Financial Officer

- Eighteen years of various leadership roles at Bausch & Lomb
- Vice President, Finance & Controller at Bausch & Lomb



Jens Hauvn
Sr. Vice President of Operations

- Prior role IEC VP of Quality and Operational Excellence
- Vice President, Corporate Quality at Ducommun Incorporated



Jennifer M. Brown
Vice President of Human Resources

- Executive Vice President, Chief Administrative Officer and Corporate Secretary at Alteva, Inc.
- Senior Vice President – Admin. and Human Resources at Access Group, Inc



Matthew J. Smith
Chief Information Officer

- Director IT Consulting for JC Jones & Associates
- Senior Vice President IT and Logistics for Oneida Ltd

Progress Toward Initial Goals

Goal	Status
Phase I	
Unify all facilities under IEC brand and establish shared vision	✓
Divest non-core underperforming West Coast operation	✓
Restructure HQ facility to unlock greater efficiencies, productivity, and margin accretion	✓
Launch rebranding campaign and new website	✓
Reinvigorate existing customer relationships	✓
Phase II	
Diversify Albuquerque facility capabilities beyond aerospace/defense	✓
Implement new ERP system	✓
Reformulate new customer acquisition structure to drive organic growth	✓
Drive cross-selling opportunities amongst in-house verticals	✓

FINANCIALS

IEC Electronics

4Q15 Highlights

	Three Months Ended		Years Ended	
	September 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014
	(unaudited)			
Net sales	$ 33,938	$ 31,600	$ 126,999	$ 120,837
Gross profit	5,178	3,479	16,295	13,689
Gross margin	*15.3%*	*11.0%*	*12.8%*	*11.3%*
Selling and administrative expenses	3,371	3,160	16,630	12,513
% of sales	*9.9%*	*10.0%*	*13.1%*	*10.4%*
Restatement and related expenses	376	(1,302)*	1,325	1,136
Operating profit/(loss)	1,431	1,621	(1,660)	40
Income/(loss) from continuing operations	832	1,396*	(3,771)	(14,648)
Diluted earnings/(loss) per share from continuing operations	$ 0.08	$ 0.14	$ (0.37)	$ (1.49)

*Includes benefit of $1.3 million net of expenses in connection with resolution of directors and officers insurance claims

**Results for continuing operations in both 2014 and 2015 do not include SCB

Driving Improved Financial Performance

Sales Trend



$35,000
$34,000
$33,000
$32,000
$31,000
$30,000
$29,000
$28,000
$27,000
$26,000
Sales increase attributable to:
• Restoring existing customer confidence
• Strong medical sector demand
Fiscal 2015 Sales
Increased 5.1% Over 2014
Q1 FY14
Q2 FY14
Q3 FY14
Q4 FY14
Q1 FY15
Q2 FY15
Q3 FY15
Q4 FY15

Note: Sales from continuing operations excludes revenues of Southern California Braiding divested July 2015

Gross Margin Trend


21.0%
19.0%
17.0%
15.0%
13.0%
11.0%
9.0%
7.0%
Gross margin increase attributable to:
• Improved labor efficiency
• Leveraged overhead
• Lower excess & obsolete inventory expense
Fiscal 2015 Q4 Gross Profit
Increased 39% Over Q4 2014
2012
2013
2014
Q1 FY15
Q2 FY15
Q3 FY15
Q4 FY15
2015 Quarterly Results

Note: Gross margin from continuing operations excludes revenues of Southern California Braiding divested July 2015

Near-Term Financial Goals

- Gross margin improvement
  - Goal to maintain or exceed current gross margins
- Drive improved working capital
  - Focus on inventory reduction & more efficient asset management
- Reduce debt
  - Priority to continue to decrease debt
- Decrease one-time charges
  - Expect to see moderation of one-time items
- Sustained profitability and organic growth

Looking Forward

- Restore value to IEC shareholders
  - New management is closely aligned with existing shareholders and customers, with a clear turnaround strategy firmly in place
- Drive organic growth
  - Existing customers reaffirmed their partnerships with IEC and many have committed to increasing their levels of business
  - Reestablishing disciplines that drove revenue growth in past years
- Return IEC brand to leadership position
  - Company expecting to see marked improvement in 2016
  - Restore to previous operational excellence: ranked #3 Forbes Top 100 Best Small Companies in 2011, and #6 in 2012

IEC Electronics


THANK YOU
Trusted Ingenuity. Proven Reliability.SM